





DXL | FULLBEAUTY BRANDS®

# COMBINING TO CREATE A SCALED, CATEGORY-DEFINING RETAILER FOR INCLUSIVE APPAREL

## Setting a New Standard in Size-Inclusive Fashion

Together, Destination XL Group and FullBeauty will be positioned to deliver significant benefits to customers and shareholders.

### Creating a scaled, comprehensive size-inclusive brand portfolio in North America

FullBeauty brings distinctive women's brands along with its KingSize brand to join DXL's Big + Tall specialty, to create a powerful portfolio of women's inclusive sizes and unmatched strength in men's Big + Tall

### Operating a powerful omni-channel and data-driven platform

The combination brings together FullBeauty's data-driven DTC and digital marketing capabilities with DXL's Big + Tall store leadership and national brand partnerships

### Benefiting from increased scale

The combined company will be one of the largest players by sales and store count in the inclusive sizing clothing sector. The combined company only captures a portion of a largely untapped market, highlighting significant growth opportunities ahead

### Leveraging strengths to accelerate growth

FullBeauty and DXL's deep expertise and complementary strengths position the combined company to bring unique products to customers at greater scale and drive growth with multiple cross-selling opportunities, cross-channel capabilities and new store openings

### Capturing significant synergy opportunities

The transaction is expected to generate $25M in annual run-rate cost synergies by 2027, with a significant portion to be actioned within the first twelve months, and incremental revenue benefits over time through cross-brand and cross-channel traffic

### Enhancing profitability and financial flexibility

With increased financial strength and flexibility, an enhanced free cash flow profile and efficiencies captured through synergies and disciplined capital allocation, the combined company will be poised to reinvest in growth initiatives, driving profitability while reducing leverage to deliver sustainable long-term shareholder value

## COMBINED BRAND PORTFOLIO

### Destination XL

**National Brands**

POLO, Psycho Bunny, SKECHERS, NAUTICA, Brooks Brothers, Robert Graham, LEVI'S, MICHAEL KORS, adidas, Tommy Bahama, Columbia, Callaway, LUCKY BRAND, adidas

**Private Brands**

OAK HILL, HARBOR BAY, SOCIETY OF ONE, TRUE NATION, SYNRGY

### Fullbeauty Brands

**New Mall**

ELOQUII, CUUP, Dia & Co, JUNE & VIE, SWIMSUITS for all

**Classic Mall**

avenue, BrylaneHome, ellos, fullbeauty OUTLET, JESSICA LONDON, JoeBrowns, CATHERINES, KINGSIZE, OneStopPlus, ROAMAN'S, woman within

## By the Numbers

| | | | |
|---|---|---|---|
| 296<br>Brick and mortar stores | ~34M households<br>DTC database | ~$1.2B<br>Combined LTM net sales | $25M<br>Expected annual run-rate cost synergies by 2027 |

NASDAQ: **DXLG**

# Transaction Overview



100% stock for stock
merger

55% FullBeauty
shareholder ownership

45% DXL
shareholder ownership

### LEADERSHIP & GOVERNANCE



**Jim Fogarty, CEO**
Current FullBeauty CEO



**Peter Stratton, CFO**
Current DXL CFO

**9 Directors**

| 4 from FullBeauty | 4 from DXL |
|---|---|

1 Independent Director to be mutually agreed upon by the eight go-forward directors prior to transaction close

### STRUCTURE AND FINANCING

FullBeauty to merge with newly formed subsidiary of DXL; DXL remains as the publicly traded entity

At closing, certain of FullBeauty's equity and debt holders will complete a committed subscription of **$92M**, through the sale of common stock in exchange for a combination of new equity and outstanding debt equitization, resulting in a term loan outstanding at closing of **~$172M**, with a maturity of August 2029

DXL has entered into **voting support agreements** with one of its largest shareholder, Fund 1 Investments LLC, and each of the members of the DXL Board, representing in total ~19.4% of existing voting shares

### CORPORATE LOCATIONS

- Headquarters to remain in Canton
- Combined company to maintain significant presence in New York, Indianapolis and El Paso

### TIMING & APPROVALS

- Unanimously approved by the Boards of Directors of both companies
- Expected to close in first half of 2026
- Close subject to customary closing conditions and approval by DXL shareholders

## FORWARD-LOOKING STATEMENTS

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DXL and FullBeauty operate and beliefs of and assumptions made by DXL management and FullBeauty management, involve uncertainties that could significantly affect the financial results of DXL or FullBeauty or the combined company. Words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "seeks" and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. With respect to any such forward-looking statements, DXL and FullBeauty each claim the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DXL and FullBeauty, including future financial and operating results and the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, integrating DXL and FullBeauty, and the expected timing for completing the merger — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the conditions to the completion of the merger, including the receipt of DXL stockholder approval for the merger; the ability to successfully integrate and scale our operations and employees; the ability and timing to realize anticipated benefits and synergies of the merger; the potential impact of the announcement, pendency or consummation of the merger on relationships, including with employees, customers, credit rating agencies, suppliers and competitors; the ability to retain key personnel; the challenging macroeconomic environment, including volatility and changes in global trade policies, and the ability of the combined company to mitigate potential tariff exposure and maintain supply; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; the outcome of any legal proceedings that may be instituted against DXL or FullBeauty; the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of DXL; diversion of management's attention from ongoing business operations and opportunities; and those additional risks and factors detailed in the Proxy Statement referenced below when available and other reports filed with the SEC by DXL from time to time, including those discussed under the heading "Risk Factors" in DXL's most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC's Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. Neither DXL nor FullBeauty undertakes any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

## ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the merger, DXL intends to file a proxy statement (the "Proxy Statement"), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the merger. Investors and security holders are encouraged to read the Proxy Statement when it becomes available (and any other documents filed with the Securities and Exchange Commission (the "SEC") in connection with the merger or incorporated by reference into the Proxy Statement) because such documents will contain important information regarding the merger and related matters. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC's website, www.sec.gov, or by accessing DXL's website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.